                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K





                          CURRENT REPORT




             Pursuant to Section 13 or Section 15(d)
              of the Securities Exchange Act of 1934




                 Date of Report - January 7, 1998



            CENTRAL HUDSON GAS & ELECTRIC CORPORATION
      (Exact name of Registrant as specified in its Charter)



       New York                 1-3268            14-0555980
____________________________  ________________   _____________
(State or other jurisdiction  (Commission File   (IRS Employer
  of incorporation number)     Identification)     Number)


284 South Avenue, Poughkeepsie, New York          12601-4879
________________________________________          __________
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (914) 452-2000





            CENTRAL HUDSON GAS & ELECTRIC CORPORATION


Item 5.  Other Events.

    PSC Settlement Agreement

    Reference is made to Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1996 ("Annual Report"), and to the caption "Generally" in Item 1 of Part I thereof for a discussion of the settlement negotiations regarding the October 1, 1996 submissions of the New York utilities as part of the Public Service Commission of the State of New York's ("PSC") Competitive Opportunities Proceeding. Reference is made to Registrant's Current Report, on Form 8-K, dated April 1, 1997, in which it was reported that Registrant entered into a Settlement Agreement with the staff of the PSC and the New York State Department of Economic Development on March 20, 1997 ("the March 20, 1997 Settlement Agreement").

    Reference is also made to Registrant's Quarterly
Report, on Form 10-Q, for the quarterly period ended September
30, 1997, and to the caption "Competition" in Item 5 Other
Information of Part II thereof for a discussion of the PSC's directives with regard to the March 20, 1997 Settlement
Agreement.

    As a result of subsequent negotiations with PSC staff and others, Registrant entered into an Amended and Restated Settlement Agreement with the staff of the PSC and several other parties dated January 2, 1998 ("Settlement Agreement"), subject to PSC adoption. Contemporaneous with the execution of the Settlement Agreement, Registrant issued a press release describing the Settlement Agreement, which is filed herewith as
Exhibit 99 and incorporated herein by reference. Also filed herewith as Exhibit 99 and incorporated herein by reference is a summary of the principle terms of the Settlement Agreement.

    Registrant is unable to predict whether the PSC will adopt the Settlement Agreement, which is currently scheduled to be considered by the PSC at its January 21, 1998 session.

Item 7.  Financial Statements and Exhibits.

    (c) Exhibits. Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

   Exhibit No.
(Regulation S-K
   Item 601
  Designation)
__________________


                             Exhibits

    (99) Press release of Registrant issued on January 2,
    1998, relating to the PSC settlement negotiations in the Competitive Opportunities Proceeding as reported under the caption "Generally" in Item 1 of Part I of Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1996.

    (10) Amended and Restated Settlement Agreement, dated
    January 2, 1998, among Central Hudson Gas & Electric
    Corporation, the staff of the Public Service Commission of the State of New York and other parties.

    (99) Summary of principle terms of the said Amended and Restated Settlement Agreement.


                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                              (Registrant)



              By:
                             DONNA S. DOYLE
                               Controller


Dated: January 7, 1998








                          EXHIBIT INDEX

    Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

   Exhibit No.
(Regulation S-K
    Item 601
  Designation)
_________________


    (99) Press release of Registrant issued on January 2,
    1998, relating to the PSC settlement negotiations in the Competitive Opportunities Proceeding as reported under the caption "Generally" in Item 1 of Part I of Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1996.

    (10) Amended and Restated Settlement Agreement, dated
    January 2, 1998, among Central Hudson Gas & Electric
    Corporation, the staff of the Public Service Commission of the State of New York and the New York State
    Department of Economic Development.

    (99) Summary of principle terms of the said Amended and Restated Settlement Agreement.


